UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 August 31, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)

              333-129355                                   20-3505071
        (Commission File Number)               (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-9777
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On August 29, 2007, ErMaPao Green Rice Limited, a wholly-owned subsidiary of China Organic Agriculture, Inc. (the "Company") signed a Retailing Agreement (the "Agreement") with Changchun City Huaxing Foods Ltd. ("Changchun"). The Agreement, which expires August 30, 2010, makes Changchun the exclusive seller of ErMaPao products in the Changchun region. This summary of the Agreement is qualified in its entirety by reference to the Agreement, a translation of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.     Exhibit Description
-----------     -------------------

99.1 Agreement, dated as of August 29, 2007, by and between China Organic Agriculture Inc. and Changchun City Huaxing Foods Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2007                            CHINA ORGANIC AGRICULTURE, INC.


                                                 /s/ Jian Lin
                                                 -------------------------------
                                                 Name: Jian Lin
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Exhibit Description
-----------     -------------------

99.1 Agreement, dated as of August 29, 2007, by and between ErMaPao Green Rice Ltd., a wholly-owned subsidiary of China Organic Agriculture Inc., and Changchun City Huaxing Foods Ltd.